[IMAGE OF L. ROY PAPP]







                              PAPP STOCK FUND, INC.
                                 A No-Load Fund




                                  ANNUAL REPORT
                                December 31, 2001









                                                   Managed by:
                                                   L. Roy Papp & Associates, LLP
                                                   6225 North 24th Street
                                                   Suite 150
                                                   Phoenix, AZ  85016
                                                   (602)956-1115 Local
                                                   (800)421-4004
                                                   E-mail: invest@roypapp.com
                                                           --------------
                                                   Web: http://www.roypapp.com
                                                        ----------------------

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
              PAPP STOCK FUND, INC. AND THE STANDARD AND POOR'S 500
                      STOCK INDEX THROUGH DECEMBER 31, 2001


AVERAGE ANNUAL TOTAL RETURN

                                   1 Year   5 Years   10 Years  Since Inception
Papp Stock Fund, Inc.              -12.69%    9.79%     11.37%    12.58%
Standard & Poor's 500 Stock Index  -11.89%   10.70%     12.94%    13.04%

[LINE CHART]

Year            Papp Stock Fund        Standard & Poor's 500 Stock Index
11/29/89        10                     10
1989            10.399                 10.316
1990            10.669                  9.995
1991            14.274                 13.04
1992            16.207                 14.034
1993            16.474                 15.449
1994            16.233                 15.653
1995            21.578                 21.537
1996            26.276                 26.482
1997            34.978                 35.316
1998            44.419                 45.409
1999            51.077                 54.963
2000            48.003                 49.956
2001            41.911                 44.016



            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE
--------------------------------------------------------------------------------

The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. The line graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Standard & Poor's 500 Stock Index is an unmanaged, market-weighted index that includes the stocks of 500 of the largest U.S. companies. The values shown include reinvested dividends.

                              PAPP STOCK FUND, INC.

Dear Fellow Shareholder:

Our Fund was down 12.69% in 2001, in line with the 11.89% decline for the Standard & Poor's 500 Stock Index for the same period. Over the long-term, however, the Fund was up 319.11% since it was first publicly offered in 1989 and the shareholders who have held on for years have indeed fared well.

These data mask what actually happened last year. The stock markets began the year on a weak note and culminated their decline with the horror of September
11. At September 30, we were down 25.20%. Then investor confidence returned and the rally began, reducing our deficit almost in half by year-end.

We believe that this will continue. Absent any nuclear escalation of the Pakistan-India conflict, our economy should show unmistakable improvement during the first quarter of 2002 and this improvement should intensify as the year progresses. The stock markets are certainly showing signs that this might be the case for high quality companies

In our investment process we look for two fundamental criteria, company quality and stability of earnings growth. Indeed, we will not hesitate to hold a stock for many years if it is truly a very high quality company possessing the attributes we look for in our stock selection process. For example, American Home Products, Clorox and State Street Corp. have been in our Fund since inception in 1989 and will continue to be held unless something goes wrong. We also look for stability of earnings growth. We believe that enhanced portfolio value is obtained through ownership of companies purchased at prices that do not reflect their superior long-term earnings growth which, in many instances, must be at least ten years of rather consistent earnings increases. Our companies are expected to produce above-average profitability, as measured by return on equity, with such profitability resulting from operating efficiency rather than financial leverage. Cash flows are also examined to determine sustainability of growth.

This does not mean our overall investment philosophy is unchanging. Some years ago we determined that America's future lay in the export of our technological expertise, especially electronic and medical technology. This is the reason we purchased stocks like Intel, Linear Technology, Microsoft and Molex in the electronic area, and Medtronic and Merck in the medical area. While these companies' earnings are somewhat more cyclical, their growth possibilities are outstanding.

Our investment philosophy is not based on rapid growth achieved at substantial risk. Instead, we focus on quality and patience, for we believe that in the long run this attitude will produce superior results while, at the same time, enabling our shareholders to sleep well.

                                                           Warmest regards,


                                                           L. Roy Papp, Chairman
                                                           February 1, 2002



PAPP STOCK FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2001
                                                                              Number                 Fair
                                  Common Stocks                            of Shares                Value
-------------------------------------------------------------------------- ---------          -----------
FINANCIAL SERVICES (21.3%)
   General Electric Company
(Diversified financial and industrial company)                               104,000          $ 4,168,320
   Northern Trust Corporation
(Bank specializing in trust services)                                         66,000            3,974,520
   State Street Corporation
(Provider of U.S. and global securities custodial services)                  150,000            7,837,500
                                                                                               ----------
                                                                                               15,980,340
                                                                                               ----------
SPECIALTY RETAILING (9.5%)
   Walgreen Company
(Retail drug store chain)                                                     83,000            2,793,780
   Wal-Mart Stores, Inc.
      (Discount retailer)                                                     75,000            4,316,250
                                                                                               ----------
                                                                                                7,110,030
                                                                                               ----------
SOFTWARE (9.2%)
   Microsoft Corporation*
(Personal computer software)                                                 105,000            6,958,350
                                                                                               ----------

SEMICONDUCTORS & Equipment (9.2%)
   Applied Materials, Inc.*
      (Developer, manufacturer, and marketer
      of semiconductor manufacturing systems)                                 46,800            1,876,680
   Intel Corporation
(Manufacturer of microprocessors, microcontrollers, and memory chips)        150,000            4,717,500
   Linear Technology Corporation *
      (Designer of high performance analog semiconductors)                     9,200              359,168
                                                                                               ----------
                                                                                                6,953,348
                                                                                               ----------
MEDICAL PRODUCTS (9.2%)
   Medtronic, Inc.
(Manufacturer of implantable biomedical devices)                             135,000            6,913,350
                                                                                               ----------

INDUSTRIAL SERVICES (8.4%)
   G&K Services Inc., Class A
(Uniform rental service)                                                      16,000              516,800
   Interpublic Group of Companies, Inc.
(Worldwide advertising agencies)                                             115,000            3,397,100
   Omnicom Group, Inc.
(Worldwide advertising agencies)                                              27,000            2,412,450
                                                                                               ----------
                                                                                                6,326,350
                                                                                               ----------
PHARMACEUTICAL (8.3%)
   American Home Products Corporation
(Prescription pharmaceuticals)                                                17,500            1,073,800
   Merck & Company, Inc.
(Prescription pharmaceuticals)                                                88,000            5,174,400
                                                                                               ----------
                                                                                                6,248,200
                                                                                               ----------


*Non-income producing security
    The accompanying notes are an integral part of this financial statement.


PAPP STOCK FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2001
                                                                              Number                  Fair
                   Common Stocks (continued)                               of Shares                 Value
-------------------------------------------------------------------------- ---------           -----------
INVESTMENT MANAGEMENT (6.1%)
   T. Rowe Price Associates, Inc.
(No-load mutual fund company)                                                132,000           $ 4,584,360
                                                                                               -----------

FINANCIAL PROCESSING (5.5%)
   Automatic Data Processing, Inc.
(Provider of computing and data processing services)                          31,500             1,855,350
   First Data Corporation
(Provider of credit card processing and money transfer services)              29,000             2,275,050
                                                                                               -----------
                                                                                                 4,130,400
                                                                                               -----------
CONSUMER PRODUCTS (4.7%)
   Clorox Company
(Manufacturer of bleach and other consumer products)                          90,000             3,559,500
                                                                                               -----------

RESTAURANTS (3.0%)
   McDonald's Corporation
(Fast food restaurants and franchising)                                       84,000             2,223,480
                                                                                               -----------

ELECTRONIC EQUIPMENT (2.1%)
   American Power Conversion*
(Producer of uninterruptible power supply products)                           31,000               448,260
   Molex, Inc.
(Supplier of interconnection products)                                        42,000             1,136,100
                                                                                               -----------
                                                                                                 1,584,360
                                                                                               -----------
COMPUTER EQUIPMENT (2.1%)
   Hewlett-Packard Company
(Manufacturer of printers, computers, and supplies)                           75,000             1,540,500
                                                                                               -----------

INSTRUMENTS & TESTING (0.5%)
    Agilent Technologies, Inc.*
(Designs and manufactures test and measurement systems for the
electronics and healthcare industries)                                        14,070               401,136
                                                                                               -----------

TELECOMMUNICATIONS (0.3%)
    Nokia Corporation
(Manufacturer of wireless handsets)                                           10,000               245,300
                                                                                               -----------

TOTAL COMMON STOCKS - 99.4%                                                                     74,759,004
CASH AND OTHER ASSETS, LESS LIABILITIES - 0.6%                                                     456,280
                                                                                               -----------
NET ASSETS - 100%                                                                              $75,215,284
                                                                                               ===========

NET ASSET VALUE PER SHARE
(Based on 2,395,600 shares outstanding at December 31, 2001)                                   $     31.40
                                                                                               ===========

*Non-income producing security
    The accompanying notes are an integral part of this financial statement.


                             PAPP STOCK FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001

                                     ASSETS

Investment in securities at fair value (original
  cost $30,749,667 at December 31, 2001) (Note 1)                  $ 74,759,004
Cash                                                                    464,656
Dividends and interest receivable                                       124,039
Receivable for investment securities sold                               692,374
                                                                   ------------
            Total assets                                           $ 76,040,073
                                                                   ============


                                  LIABILITIES

Redemptions payable                                                $    824,789
                                                                   ============


                                   NET ASSETS

Paid-in capital                                                    $ 32,448,587
Accumulated undistributed net investment loss                        (1,244,245)
Accumulated undistributed net realized gain on investments sold           1,605
Net unrealized appreciation on investments                           44,009,337
                                                                   ------------
            Net assets applicable to Fund shares outstanding       $ 75,215,284
                                                                   ============


Fund shares outstanding                                               2,395,600
                                                                   ============

Net Asset Value Per Share                                          $      31.40
                                                                   ============


    The accompanying notes are an integral part of this financial statement.


                             PAPP STOCK FUND, INC.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                                    2001                      2000
                                                            ------------              ------------
INVESTMENT INCOME:
   Dividends                                                $    729,574              $    698,492
   Interest                                                       19,812                    46,925
   Foreign taxes withheld                                         (1,805)                     --
                                                            ------------              ------------

          Total investment income                                747,581                   745,417
                                                            ------------              ------------

EXPENSES:
   Management fee (Note 3)                                       818,013                 1,051,489
   Filing fees                                                    32,565                    32,267
   Auditing fees                                                  15,500                    12,700
   Transfer agent fees (Note 3)                                    8,696                    10,317
   Custodial fees                                                  7,532                    10,656
   Printing and postage fees                                       6,749                     8,497
   Directors' attendance fees                                      6,400                     6,400
   Legal fees                                                      5,008                     6,255
   Other fees                                                      1,800                     1,800
                                                            ------------              ------------

          Total expenses                                         902,263                 1,140,381
                                                            ------------              ------------

     Net investment loss                                        (154,682)                 (394,964)
                                                            ------------              ------------

REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
   Proceeds from sales of securities                          14,875,047                14,613,487
   Cost of securities sold                                   (12,364,116)               (7,632,504)
                                                            ------------              ------------
   Net realized gain on investments sold                       2,510,931                 6,980,983

   Net change in unrealized apreciation on investments       (14,967,638)              (13,163,970)
                                                            ------------              ------------

   Net realized and unrealized loss on investments           (12,456,707)               (6,182,987)
                                                            ------------              ------------

DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                           $(12,611,389)             $ (6,577,951)
                                                            ============              ============


   The accompanying notes are an integral part of these financial statements.

                                       7


                             PAPP STOCK FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                                                     2001                   2000
                                                                            -------------          -------------
FROM OPERATIONS:
   Net investment loss                                                      $    (154,682)         $    (394,964)
   Net realized gain on investments sold                                        2,510,931              6,980,983
   Net change in unrealized appreciation on investments                       (14,967,638)           (13,163,970)
                                                                            -------------          -------------
         Decrease in net assets resulting
           from operations                                                    (12,611,389)            (6,577,951)
                                                                            -------------          -------------


FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net realized gain on investment securities sold                             (2,509,326)            (6,980,983)
                                                                            -------------          -------------
         Decrease in net assets resulting from
           distributions to shareholders                                       (2,509,326)            (6,980,983)
                                                                            -------------          -------------


FROM SHAREHOLDER TRANSACTIONS:
   Proceeds from sale of shares                                                 3,859,164             22,900,866
     Net asset value of shares issued to shareholders in reinvestment
     of net realized gain on investment securities sold                         2,247,512              6,326,358
   Payments for redemption of shares                                          (14,243,186)           (22,297,245)
                                                                            -------------          -------------

         (Decrease)/increase in net assets resulting
           from shareholder transactions                                       (8,136,510)             6,929,979
                                                                            -------------          -------------


Total decrease in net assets                                                  (23,257,225)            (6,628,955)

Net assets at beginning of the period                                          98,472,509            105,101,464
                                                                            -------------          -------------

Net assets at end of period                                                 $  75,215,284          $  98,472,509
                                                                            =============          =============


                                       8

   The accompanying notes are an integral part of these financial statements.


                              PAPP STOCK FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001


(1)  SIGNIFICANT ACCOUNTING POLICIES:

Papp Stock Fund, Inc., (the Fund) was incorporated on September 15, 1989, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on November 29, 1989. The Fund invests for the long-term in high quality common stocks. For the most part, the companies in which the Fund invests occupy a dominant position in their industry and are purchased at prices which, in the opinion of the Fund's management, do not reflect their superior long-term growth of earnings and dividends.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States.

         INVESTMENT IN SECURITIES

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

         NET ASSET VALUE, ORDERS, AND REDEMPTIONS

The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order. The Fund's net asset value per share (NAV) is the value of a single share. It is computed by dividing the market value of a fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent. The NAV is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. Eastern Standard time, on any day on which that Exchange is open for trading.

         USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

         FEDERAL INCOME TAXES

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, are to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for Federal income taxes is required.

         RECLASSIFICATIONS

Certain reclassifications have been made to the prior year statements to conform with current year presentation.


(2)   DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

On June 27, 2001, a distribution was declared from net realized long-term capital gains of approximately $1.00 a share aggregating $2,509,326. The distribution was paid on July 6, 2001, to shareholders of record July 2, 2001.

December 27, 2000, a distribution was declared from net realized long-term capital gains of approximately $0.963 a share aggregating $2,501,908. The distribution was paid on December 29, 2000, to shareholders of record on December 27, 2000.

On June 28, 2000, a distribution was declared from net realized long-term capital gains of approximately $1.80 a share aggregating $4,479,075. The distribution was paid on June 30, 2000, to shareholders of record on June 28, 2000.

There were no [significant]differences between the book basis and tax basis of distributions for the years ended December 31, 2001 and 2000.

(3)   TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates, LLP (the Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. The Fund incurred fees of $8,696 and $10,317 in 2001 and 2000, respectively, from the Manager for providing shareholder and transfer agent services.

The Fund's independent directors receive $800 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4)  PURCHASES AND SALES OF SECURITIES:

For the years ended December 31, 2001 and 2000, investment transactions excluding short-term investments were as follows:

                                    2001                  2000
                             -----------           -----------
Purchases, at cost            $4,013,890           $13,903,567
Sales                        $14,875,047           $14,613,487


(5)   CAPITAL SHARE TRANSACTIONS:

At December 31, 2001, there were 25,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:

                                                   Proceeds              Shares
                                               ------------            --------
Year ended December 31, 2001
Shares issued                                  $  3,859,164             118,934
Distributions reinvested                          2,247,512              70,455
Shares redeemed                                 (14,243,186)           (448,401)
                                               ------------            --------
Net decrease                                   $ (8,136,510)           (259,012)
                                               ============            ========

Year ended December 31, 2000
Shares issued                                  $ 22,900,866             538,268
Distributions reinvested                          6,326,358             156,272
Shares redeemed                                 (22,297,245)           (530,394)
                                               ------------            --------
Net increase                                   $  6,929,979             164,146
                                               ============            ========


(6)   UNREALIZED APPRECIATION:

For the years ended December 31, 2001 and 2000, unrealized appreciation of portfolio securities for both financial statement and Federal income tax purposes is as follows:

                                                       2001                2000
                                               ------------        ------------
Fair value                                     $ 74,759,004        $ 98,076,868
Original cost                                   (30,749,667)        (39,099,893)
                                               ------------        ------------
Net unrealized appreciation                    $ 44,009,337        $ 58,976,975
                                               ============        ============


As of December 31, 2001, gross unrealized gains on investments in which fair value exceeded cost totaled $44,534,517 and gross unrealized losses on investments in which cost exceeded fair value totaled $525,180.

As of December 31, 2000, gross unrealized gains on investments in which fair value exceeded cost totaled $60,310,262 and gross unrealized losses on investments in which cost exceeded fair value totaled $1,333,287.

(7)   SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the periods, divided by the average of the daily net assets of the Fund.

                                                                               Year Ended December 31,
                                                      2001              2000             1999              1998             1997
                                               -----------       -----------     ------------       -----------       -----------
Net asset value, beginning of period           $     37.09       $     42.20     $      37.36       $     29.78       $     22.70
Income from operations:
   Net investment loss                               (0.11)            (0.13)           (0.15)            (0.09)            (0.04)
   Net realized and unrealized (loss)/gain
      on investments                                 (4.58)            (2.22)            5.75              8.13              7.55
                                               -----------       -----------     ------------       -----------       -----------
         Total from operations                       (4.69)            (2.35)            5.60              8.04              7.51

Less distributions:
   Distribution of net realized gain                 (1.00)            (2.76)           (0.76)            (0.46)            (0.43)
                                               -----------       -----------     ------------       -----------       -----------
         Total distributions                         (1.00)            (2.76)           (0.76)            (0.46)            (0.43)
                                               -----------       -----------     ------------       -----------       -----------
Net asset value, end of period                      $31.40            $37.09           $42.20            $37.36            $29.78
                                               ===========       ===========     ============       ===========       ===========
         Total return                              -12.69%            -6.02%           14.99%            26.99%            33.12%
                                               ===========       ===========     ============       ===========       ===========

Ratios/Supplemental Data:
   Net assets, end of period                   $75,215,284       $98,472,509     $105,101,464       $98,608,333       $79,820,068
   Expenses to average net
      assets                                         1.11%             1.09%            1.09%             1.10%             1.12%
   Investment income to
      average net assets                             0.91%             0.71%            0.71%             0.82%             1.00%
   Portfolio turnover rate                           4.92%            13.33%            6.60%             9.74%             6.19%


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Board of Directors and Shareholders of Papp Stock Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Papp Stock Fund, Inc., (the Fund) including the schedule of portfolio investments, as of December 31, 2001, and the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Papp Stock Fund, Inc. as of December 31, 2001, the results of its operations and changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                      /s/ Arthur Andersen LLP
                                                      Los Angeles, California
                                                      January 17, 2002

                              FACTS ABOUT THE FUND

INVESTMENT OBJECTIVE - The Fund, which commenced operations on November 29, 1989, invests for the long-term in good quality common stocks. For the most part, the companies in which the Fund invests occupy a dominant position in their industry and are purchased at prices, which in the opinion of the Fund's management, do not reflect their superior long-term growth of earnings and dividends. Once purchased, the shares of these companies are ordinarily retained so long as management believes that the prospects for appreciation continue to be favorable and that the securities are not greatly overvalued in the marketplace.

THE INVESTMENT ADVISER - The Fund's assets are managed by L. Roy Papp & Associates, LLP, the largest investment counseling firm in Arizona, with over $800 million in total assets managed for individuals, trusts, corporations, and charitable and educational institutions. Founded in 1978, the firm is solely in the investment management business. The firm is an independent limited liability partnership. Of its 12 partners, 8 hold the Chartered Financial Analyst (CFA) designation.

EXPERIENCED MANAGEMENT - The securities portfolio of the Fund is managed by L. Roy Papp and Rosellen C. Papp. Mr. Papp, the founder of L. Roy Papp & Associates, LLP, has over 47 years experience in the field of investment management. Prior to founding L. Roy Papp & Associates, LLP, he was a senior partner of a large investment counseling firm in Chicago, Illinois and the United States Director and Ambassador to the Asian Development Bank, Manila, Philippines. He received his M.B.A. degree from the Wharton School, University of Pennsylvania and his A.B. degree from Brown University.

Rosellen C. Papp, the director of research at L. Roy Papp & Associates, LLP, has over 24 years experience in security and financial analysis. She holds a Master of Management degree in finance from the Kellogg Graduate School of Management, Northwestern University and a B.B.A. degree from the University of Michigan. She is a Chartered Financial Analyst and member of the International Society of Financial Analysts.

"PURE" NO-LOAD - The Fund is a "pure" no-load fund in that there are no "loading" charges or sales commissions paid in connection with the purchase of its shares. In addition, there are no deferred sales loads, no redemption fees, and no 12b-1 fees. The Fund's investment adviser receives an annual management fee of 1%, which is based on the Fund's average daily net asset value. Other expenses such as auditing charges, legal fees, and custodial expenses are limited to 1/4% of the Fund's average daily net asset value; therefore, the Fund's annual expenses may not exceed 1 1/4%.

SUITABILITY - The Fund is suitable only for long-term investors seeking capital appreciation over time. Included are individuals of most ages, institutional accounts such as pension and profit sharing plans, retirement accounts such as IRA's, educational accounts for young children, and many personal trusts. The Fund is not suitable for those with high current income needs, aggressive investors who desire maximum short-term results and are willing to assume the attendant risks, and those with relatively short time horizons who may require their capital in the near-term.

Management of the Fund

         The Board of Directors has overall responsibility for the conduct of the Fund's affairs. Directors hold office until the next meeting of shareholders called for the election of directors and until their successors are elected and qualified. The Fund is not required to hold meetings of shareholders. The Fund will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding common shares. Shareholders may remove a director, with or without cause, by the vote of a majority of all the votes entitled to be cast for the election of directors.

         The names of the directors and officers of the Fund, the date each was first elected or appointed to office, their principal business occupations during the last five years, the number of portfolios each oversees and other directorships they hold, are shown below.

                                                                                              NUMBER OF
                                   DATE FIRST ELECTED                                    PORTFOLIOS IN FUND
   NAME, POSITION(S) AND AGE AT     OR APPOINTED TO     PRINCIPAL OCCUPATION(S) DURING   COMPLEX OVERSEEN BY      OTHER
          JANUARY 1, 2002                OFFICE                 PAST FIVE YEARS                DIRECTOR        DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
Victoria S. Cavallero, CFA [43]           1990        Partner, L. Roy Papp &                     NA                 NA
Vice President                                        Associates, LLP.

George D. Clark, Jr., CFA [62]            1990        Partner, L. Roy Papp &                     NA                 NA
Vice President                                        Associates, LLP.

Jeffrey N. Edwards, CFA [43]              1990        Partner, L. Roy Papp &                     NA                 NA
Vice President                                        Associates, LLP.

Julie A. Hein, [39]                       1991        Partner, L. Roy Papp &                     NA                 NA
Vice President and                                    Associates, LLP.
Assistant Treasurer

Jane E. Couperus, CFA [32]                2001        Partner, L. Roy Papp &                     NA                 NA
Vice President                                        Associates, LLP since 2001;
                                                      prior thereto, Associate, L. Roy
                                                      Papp & Associates, LLP since
                                                      1997.

John L. Stull, CFA [37]                   2001        Partner, L. Roy Papp &                     NA                 NA
Vice President                                        Associates, LLP since 2001;
                                                      prior thereto, Associate, L. Roy
                                                      Papp & Associates, LLP since
                                                      1997 and Financial Analyst,
                                                      Finova Capital Group.

Russell A. Biehl, [38]                    2001        Partner, L. Roy Papp &                     NA                 NA
Vice President                                        Associates, LLP since 2001;
                                                      prior thereto, Associate, L. Roy
                                                      Papp & Associates, LLP since
                                                      1998 and Portfolio Manager,
                                                      Harris Trust Bank.

                                       15

                                                                                              NUMBER OF
                                   DATE FIRST ELECTED                                    PORTFOLIOS IN FUND
   NAME, POSITION(S) AND AGE AT     OR APPOINTED TO     PRINCIPAL OCCUPATION(S) DURING   COMPLEX OVERSEEN BY      OTHER
          JANUARY 1, 2002                OFFICE                 PAST FIVE YEARS                DIRECTOR        DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------------
DIRECTORS WHO ARE INTERESTED PERSONS OF THE FUND:

L. Roy Papp,* [74]                        1989        Partner, L. Roy Papp &                    Five              None
Chairman and Director                                 Associates, LLP.

Harry A. Papp, CFA*+  [47]                1989        Partner, L. Roy Papp &                    Five              None
President and Director                                Associates, LLP.

Robert L. Mueller,* [73]                  1989        Partner, L. Roy Papp &                    Five              None
Vice President, Secretary and                         Associates, LLP.
Director

Rosellen C. Papp, CFA *+ [47]             1989        Partner, L. Roy Papp &                    Five              None
Vice President, Treasurer and                         Associates, LLP.
Director

Bruce C. Williams, CFA * [48]             1989        Partner, L. Roy Papp &                    Five              None
Vice President and Director                           Associates, LLP.

DIRECTORS WHO ARE NOT INTERESTED PERSONS OF THE FUND:

James K. Ballinger, [50]                  1989        Director, Phoenix Art Museum              Five              None
Director

Amy S. Clague, [67]                       1989        Private investor since 2000;              Five              None
Director                                              prior thereto, Partner, Boyd and
                                                      Clague, bookkeeping services.


----------------------

* Messrs. L. Roy Papp, Harry A. Papp, Robert L. Mueller and Bruce C. Williams and Ms. Rosellen C. Papp are "interested persons" of the Funds, as defined in the Investment Company Act of 1940, because they are Partners of the Adviser.

+ Harry A. Papp is the son of L. Roy Papp and Rosellen C. Papp is the daughter-in-law of L. Roy Papp.

     The address of Messrs. L. Roy Papp, Harry A. Papp, Robert L. Mueller and Bruce C. Williams and Ms. Rosellen C. Papp and each of the officers, is 6225 North 24th Street, Suite 150, Phoenix, Arizona 85016; the address of Mr. Ballinger is 322 W. Holly Street, Phoenix, Arizona 85003; the address of Mrs. Clague is 326 East Kaler Drive, Phoenix, Arizona 85020.

     The Statement of Additional Information includes additional information about the directors and officers. You may obtain a free copy of the Statement of Additional Information by calling toll-free (800) 421-4004.

     This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.

                                       16